                    GENERAL AMERICAN LIFE INSURANCE COMPANY
         GENERAL AMERICAN SEPARATE ACCOUNTS TWENTY-EIGHT & TWENTY NINE

                        SUPPLEMENT DATED APRIL 28, 2008
                                      TO
                PROSPECTUS DATED MAY 1, 2000 (AS SUPPLEMENTED)

This supplement updates certain information to the prospectus referenced above. You should read and retain this supplement.

1. SEPARATE ACCOUNT ANNUAL EXPENSES


                 Separate Account Annual Expenses
                   (as a percentage of accumulated value)
                    Mortality and expense risk charge/1/. 1.25%
                    Administrative Expense Charge........ 0.15%

                 Total Separate Account Annual Expenses.. 1.40%

-----------
/1 /For General American Separate Account Twenty Nine, we are waiving the following amounts of the Mortality and expense risk charge on these Investment Divisions: an amount equal to the underlying fund expenses that are in excess of 0.91% for the Met/AIM Capital Appreciation Portfolio (Class
   A) and the Capital Guardian U.S. Equity Portfolio (Class A). For General American Separate Account Twenty-Eight, we are waiving the following amounts of the Mortality and expense risk charge on this Investment Division: the amount, if any, equal to the underlying fund expenses that are in excess of 0.68% for the Division investing in the Western Asset Management U.S. Government Portfolio (Class A).

2. SUBSTITUTIONS (APPLIES TO GENERAL AMERICAN SEPARATE ACCOUNT TWENTY-EIGHT
ONLY)

               PRIOR FUND                                             REPLACEMENT FUND
               ----------                                             ----------------
AIM VARIABLE INSURANCE FUNDS -- AIM V.I. (right arrow) METROPOLITAN SERIES FUND, INC. -- WESTERN ASSET
GOVERNMENT SECURITIES FUND (SERIES I)                  MANAGEMENT U.S. GOVERNMENT PORTFOLIO (CLASS A)

    WESTERN ASSET MANAGEMENT U.S. GOVERNMENT PORTFOLIO (CLASS A)

    a.Subadviser: Western Asset Management Company

    b.Adviser: Met Advisers, LLC

    c.Investment Objective: seeks to maximize total return consistent with preservation of capital and maintenance of liquidity.

    d.Investment Fund Expenses as of December 31, 2007 (as a percentage of average daily net assets):

                               ACQUIRED          CONTRACTUAL   NET
                                 FUND    TOTAL     EXPENSE    TOTAL
           MANAGEMENT  OTHER   FEES AND  ANNUAL  SUBSIDY OR   ANNUAL
              FEE     EXPENSES EXPENSES EXPENSES  DEFERRAL   EXPENSES
           ---------- -------- -------- -------- ----------- --------
              0.49%     0.05%    0.00%    0.54%     0.00%      0.54%

3. CIVIL UNIONS

Because the contract proceeds must be distributed within the time periods required by the federal Internal Revenue Code, the right of a spouse to continue the contract, and all contract provisions relating to spousal continuation, are available only to a person who is defined as a "spouse" under the federal Defense of Marriage Act, or any other applicable federal law.

4. PURCHASE PAYMENTS

If you send your purchase payments or transaction to an address other than the one we have designated for receipt of such purchase payment or requests, we may return the purchase payment to you, or there may be a delay in applying the purchase payment or transaction to your Contract.

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5. SURRENDER CHARGE (CONTINGENT DEFERRED SALES CHARGE)

When you make a full surrender or partial withdrawal of your account value (including surrenders pursuant to a request to divide the assets of the Contract), we will deduct a surrender charge.

6. FINANCIAL INDUSTRY REGULATORY AUTHORITY (FINRA)
Our distributor and principal underwriter, MetLife Investors Distribution Company, is a member of FINRA. FINRA maintains a Public Disclosure Program for investors. A brochure that includes information describing the Program is available by calling FINRA's Public Disclosure Program hotline at 1-800-289-9999, or visiting FINRA's website at www.finra.org.

7. LEGAL PROCEEDINGS

In the ordinary course of business, General American, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. In addition, in May 2004, General American received a Wells Notice stating that the SEC staff was considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American. General American responded to the SEC staff and cooperated with the investigation. On August 9, 2007, the SEC announced that it had settled an enforcement action regarding late trading against General American with, among other things, General American agreeing to pay a civil penalty and to comply with certain undertakings. General American consented to the SEC's order without admitting or denying the findings. It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, General American does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of General American to meet its obligations under the Contracts.

       THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.